UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2006

    Greenville First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

112 Haywood Road, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On July 18, 2006, Greenville First Bancshares, Inc., holding company for Greenville First Bank, N.A., issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events

On July 18, 2006, Greenville First Bancshares, Inc., holding company for Greenville First Bank, NA, issued a press release announcing a ten percent stock dividend to be distributed on August 14, 2006, to shareholders of record as of July 24, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

      (c)       Exhibits

      Exhibit No.       Exhibit

      99.1                   Earnings Press Release for period ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC.

By: /s/ R. Arthur Seaver, Jr. Name: R. Arthur Seaver, Jr. Title: Chief Executive Officer

Dated: July 18, 2006

EXHIBIT INDEX

Exhibit Number             Description

99.1        Earnings Press Release for the period ended June 30, 2006.